SUPPLEMENT DATED OCTOBER 19, 2006 TO THE PROSPECTUS FOR
          THE FIRST INVESTORS LIFE TAX TAMER II CONTRACT ("Prospectus")
                                DATED MAY 1, 2006

This supplement supersedes the prior supplement dated June 27, 2006.

1. All references in the Prospectus to the International Securities Subaccount and International Securities Fund are changed to the International Subaccount and International Fund and all references to the Growth Subaccount and Growth Fund are changed to the Growth & Income Subaccount and Growth & Income Fund.

2. The third paragraph under the heading "The Life Series Funds" at page 9 of the prospectus is deleted in its entirety and replaced with the following:

      FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Funds have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109, to serve as the subadviser of the Focused Equity Fund, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund and Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022 to serve as the subadviser of the International Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.

3. In the chart on page 10 of the Prospectus, the Investment Objective of the International Fund is revised to long-term capital growth and the Investment Objective of the Growth & Income Fund is revised to long-term growth of capital and current income.


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